UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2019

CorEnergy Infrastructure Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-33292	20-3431375
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Walnut, Suite 3350 Kansas City, MO	64106
(Address of Principal Executive Offices)	(Zip Code)

(816) 875-3705
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.001 per share	CORR	New York Stock Exchange
7.375% Series A Cumulative Redeemable Preferred Stock	CORRPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

As previously announced in connection with the August 12, 2019 closing by CorEnergy Infrastructure Trust, Inc. ("CorEnergy" or the "Company") on the Company's offering of $120 million aggregate principal amount of its 5.875% Convertible Senior Notes due 2025 (the "2025 Notes"), the Company is utilizing a portion of the proceeds from that offering to exchange approximately $63.9 million face amount of its 7.00% Convertible Senior Notes due 2020 (the “2020 Notes”) pursuant to separate agreements dated August 7, 2019 that were negotiated with three holders of the 2020 Notes concurrently with the offering of the 2025 Notes. These exchanges settled on August 15, 2019 for an aggregate of 703,432 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), plus aggregate cash consideration of approximately $60.2 million, which was based on the average of the daily volume weighted-average prices of the Company’s Common Stock over a six trading day period beginning on August 7, 2019. The total cash and stock consideration for the approximately $63.9 million aggregate principal amount of 2020 Notes exchanged was valued at approximately $93.2 million (including approximately $733 thousand of accrued interest). After such exchange and unrelated conversions of $70 thousand in July of 2019, the balance of the outstanding face amount of the 2020 Notes was reduced to approximately $5.6 million, from approximately $69.6 million.

The issuance of Common Stock as a portion of the exchange consideration for certain of the outstanding 2020 Notes as described above is being made in reliance on the exemption from registration provided in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). In determining that the issuance of Common Stock qualified for the exemption from registration provided by Section 4(a)(2) of the Securities Act, the Company relied on the following facts: (i) all of the holders involved in the exchange were qualified institutional buyers (within the meaning of Securities Act Rule 144A) and (ii) the Company did not utilize any form of general solicitation or advertising in connection with the exchange.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORENERGY INFRASTRUCTURE TRUST, INC.

Dated:	August 15, 2019	By:	/s/ Rebecca M. Sandring
Rebecca M. Sandring
Secretary